EXHIBIT 23.1
                                                                    ------------

                             CONSENT OF INDEPENDENT
                          CERTIFIED PUBLIC ACCOUNTANTS

DRYCLEAN USA, Inc.
Miami, Florida

We hereby consent to the incorporation by reference in this Registration Statement of our report dated August 11, 1999, relating to the consolidated financial statements of DRYCLEAN USA, Inc. appearing in the Company's Annual Report on Form 10-KSB for the year ended June 30, 1999.

                                                     /s/ BDO SEIDMAN, LLP

Miami, Florida
May 19, 2000